                                                                   Exhibit 10.15
                                                                   -------------

                                PROMISSORY NOTE
                                ---------------
$2,000,000                                                      January 25, 1999
                                                           Cupertino, California

          FOR VALUE RECEIVED, the undersigned, Brenda Rhodes ("Borrower"), promises to pay to Hall, Kinion & Associates, Inc. (the "Company"), at its principal offices at 19925 Stevens Creek Blvd., Suite 180, Cupertino, California 95014, the principal sum of $2,000,000, together with interest from the date of this Note on the unpaid principal balance upon the terms and conditions specified below.

          1.   Principal and Interest. The principal balance of this Note
               ----------------------
together with interest accrued and unpaid to date shall be due and payable three
(3) years from the date of this Note.

          2.   Rate of Interest. Interest shall accrue under the Note on any
               ----------------
unpaid principal balance at the rate of the Company's cost of borrowing plus 1/8% per annum, compounded monthly.

          3.   Prepayment. Prepayment of principal and interest may be made at
               ----------
any time without penalty.

          4.   Events of Acceleration. The entire unpaid principal sum and
               ----------------------
unpaid interest of this Note shall become immediately due and payable upon one or more of the following events:

               A. the failure of the Borrower to pay when due the principal balance and accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

               B. the insolvency of the Borrower, the commission of an act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, the filing by or against the Borrower of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety
(90) days or more; or

               C. the occurrence of an event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

          Borrower, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Borrower's obligations hereunder.

          5.   Collection. If action is instituted to collect this Note, the
               ----------
Borrower promises to pay all reasonable costs and expenses (including reasonable attorney fees) incurred in connection with such action.

          6.   Waiver.  No previous waiver and no failure or delay by the
               ------
Company or Borrower in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Stock Pledge Agreement, or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement, or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver.

          Borrower hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

          7.   Conflicting Agreements.  In the event of any inconsistencies
               ----------------------
between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          8.   Governing Law.  This Note shall be construed in accordance with
               -------------
the laws of the State of California.

                                By: /s/ Brenda Rhodes
                                    -----------------
                                        Signature of Borrower: Brenda Rhodes

                                        Address:

                                       2